Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA S

File No. 811-21453, CIK: 0001162323

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA S, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, Columbia Funds Variable Annuity Trust, , Dreyfus Variable Investment Fund, Federated Insurance Series, Huntington VA Funds, MFS® Variable Insurance Trust, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trusts, and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the commission via EDGAR:

•	Filed on 3/1/10, Transamerica Series Trust (CIK: 0000778207);

•	Filed on 2/26/10, AIM Variable Insurance Funds (CIK: 0000896435);

•	Filed on 3/1/10, Columbia Funds Variable Insurance Trust (CIK: 0000815425);

•	Filed on 2/12/10 Dreyfus Variable Investment Fund (CIK: 0000813383);

•	Filed on 2/25/10, Federated Insurance Series (CIK: 0000912577);

•	Filed on 3/4/10, Huntington VA Funds (CIK: 0000810695);

•	Filed on 3/1/10, MFS® Variable Insurance Trust (CIK: 0000918571);

•	Filed on 3/9/10, The Universal Institutional Funds, Inc. (CIK: 0001011378);

•	Filed on 2/26/10,Van Kampen Life Investment Trusts (CIK: 0000778536); and

•	Filed on 3/2/10, Wanger Advisors Trust (CIK: 0000929521).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company